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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 2, 2001
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                             MICROSEMI CORPORATION
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            (Exact name of Registrant as specified in its charter)

         Delaware                         0-8866                  95-2110371
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(State or other jurisdiction           (Commission              (I.R.S. Employer
    of incorporation)                  File Number)            Identification No.)
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       2381 Morse Avenue, Irvine, California                   92614
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      (Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code  (949) 221-7100
                                                    --------------

                               --------------

        (Former name or former address, if changed, since last report)

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Item 2.  Acquisition or Disposition of Assets

         (a)  On August 2, 2001, the Registrant's wholly-owned subsidiary and
New England Semiconductor Corp. and a wholly-owned subsidiary thereof consummated a purchase and sale of assets. Micro NES Acquisition Corp., a wholly-owned subsidiary of the Registrant plans to operate the acquired business or assets at the same physical location in Lawrence, Massachusetts where the seller has operated them prior to August 2, 2001. The Registrant has paid approximately $3.3 million cash to the seller, approximately $6 million was paid with a one-year promissory note and the balance of approximately $5 million was mostly paid in the form of cash or assumed loans and other obligations specified in the agreement. The parties arrived at the price and terms on the basis of negotiations which resulted in a letter of intent signed and announced by the Registrant in early June, 2001. The Registrant's funding of Micro NES
Acquisition Corp.'s acquisition consisted of contributing or loaning some cash on hand. The New England Semiconductor Corp. and its shareholders previously had no material relationship with the Registrant, its directors or officers, or their respective associates. Another subsidiary of the Registrant had been a sublessor to New England Semiconductor Corp., and that sublease was terminated as part of this transaction.

         (b) The assets include semiconductor manufacturing and testing equipment. The Registrant will continue to put this equipment to use in manufacturing and testing semiconductors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Unaudited Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.

              Not applicable.

Item 9.  Regulation FD Disclosure

         Item 2 is incorporated into this Item by this reference.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MICROSEMI CORPORATION
                                               (Registrant)


Date:  August 2, 2001                   By:  /s/ David R. Sonksen
                                         -----------------------------
                                         David R. Sonksen, Executive Vice
                                         President, Treasurer, Chief Financial
                                         Officer and Secretary

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